                                                                EXHIBIT 24


                                 TENNECO INC.

                              POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                                         /s/ Mark Andrews
                                                        -----------------------
                                                        Mark Andrews

                                                                   EXHIBIT 24

                                  TENNECO INC.

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with our without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                                 /s/ W. Michael Blumenthal
                                                -----------------------------
                                                W. Michael Blumenthal

                                                                EXHIBIT 24


                                 TENNECO INC.

                              POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                           /s/ M. Kathryn Eickhoff
                                           ---------------------------
                                           M. Kathryn Eickhoff

                                                                  EXHIBIT 24

                                  TENNECO INC.

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with our without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                                /s/ Peter T. Flawn
                                                -----------------------------
                                                Peter T. Flawn

                                                                EXHIBIT 24


                                 TENNECO INC.

                              POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                               /s/ Henry U. Harris, Jr.
                                               ---------------------------
                                               Henry U. Harris, Jr.

                                                                      EXHIBIT 24

                                  TENNECO INC.

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with our without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                                /s/ Belton K. Johnson
                                                -----------------------------
                                                Belton K. Johnson

                                                                EXHIBIT 24


                                 TENNECO INC.

                              POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                                        /s/ John B. McCoy
                                                        -----------------------
                                                        John B. McCoy

                                                                EXHIBIT 24

                                  TENNECO INC.

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with our without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                                /s/ David Plastow
                                                -----------------------------
                                                Sir David Plastow

                                                                EXHIBIT 24


                                 TENNECO INC.

                              POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                                        /s/ William L. Weiss
                                                        -----------------------
                                                        William L. Weiss

                                                                EXHIBIT 24

                                  TENNECO INC.

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for an issue of not more than $700,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with our without the other of said attorneys, and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, 1997.


                                                /s/ Clifton R. Wharton, Jr.
                                                -----------------------------
                                                Clifton R. Wharton, Jr.